Events after reporting date	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after reporting date
41. Events after reporting date
There were no events that could have a material impact on the financial results of the Group after 31 December 2022 up to the date on which the consolidated financial statements for the year ended 31 December 2022 were authorised for issue, other than those disclosed below.
41.1 Section 189A consultations
On 9 March 2023, Sibanye-Stillwater announced that the consultation process entered into in terms of Section 189A of the Labour Relations Act (S189) with organised labour and other affected stakeholders, regarding the proposed restructuring of the Group's SA gold operations pursuant to ongoing losses experienced at the Beatrix 4 shaft and the impact of depleting mineral reserves at the Kloof 1 plant, as previously announced on 1 November 2022, have been concluded.
41.2 Refinancing of the US$600 million RCF
Sibanye-Stillwater concluded the refinancing of its US$600 million RCF on 6 April 2023. The new facility is a minimum of US$1 billion RCF for a term of three years, with two optional 1-year extensions (3 + 1 + 1), from the effective date of the facility. The facility will be used in financing of the Group's ongoing capital expenditure, working capital and general corporate expenditure requirements, which may include the financing of future acquisitions or business combinations. The RCF is linked to a Secured Overnight Financing Rate which is a recently effective interest rate published as part of the IBOR reform.
41.3 Off-market takeover offer for New Century
On 21 February 2023, Sibanye-Stillwater announced the launch of an off-market takeover offer, through its wholly-owned subsidiary Sibanye Resources Australia Proprietary Limited, at A$1.10 cash consideration per share for all the shares in New Century that Sibanye-Stillwater does not own. Prior to the takeover offer, Sibanye-Stillwater was the largest shareholder in New Century with a shareholding of 19.9%. Sibanye-Stillwater will pay up to A$120 million should it acquire the additional shares in New Century under the takeover offer. As at 21 April 2023, Sibanye-Stillwater successfully obtained a total shareholding in New Century of 95.5% at a cash consideration amounting to A$113 million for the additional shares purchased. The proposed takeover is in line with the Group’s strategy to invest in the circular economy and to be a global leader in tailings retreatment and recycling.
Management is in the process of identifying and measuring the assets and liabilities in accordance with IFRS 3 for, amongst others, property, plant and equipment, contingent liabilities, inventory, provisions, as well as any deferred tax implications to the extent applicable. Management is also still in the process of assessing certain inputs and assumptions and gathering information that may impact the identification and fair value of the net assets.
41.4 Financial support of A$30 million to New Century
Record levels of rainfall affecting North Queensland, Australia during early March 2023 resulted in flooding at the Century mine and the Karumba port facility. The extent of the flooding event resulted in the temporary suspension of operations, with the related production shortfall expected to impact New Century's short-term liquidity position. As a result, the Board of Sibanye-Stillwater approved financial support of up to A$30 million for New Century, subject to certain conditions.